EXHIBIT 10(d)


         NUMBER                                                 SHARES
       ----------                                             ----------

       ----------                                             ----------

                                                         ------------------
                                                         CUSIP  367573 10 2
                                                         ------------------
                                                           SEE REVERSE FOR
                                                         CERTAIN DEFINITIONS

                                     GATEWAY
                                    AMERICAN
                             PROPERTIES CORPORATION

              INCORPORATED UNDER THE LAWS OF THE STATE OF COLORADO
                   20,000,000 AUTHORIZED SHARES $.Ol PAR VALUE



THIS CERTIFIES THAT


Is The Owner of

     FULLY PAID AND NON-ASSESSABLE SHARES OF $.Ol PAR VALUE COMMON STOCK OF

                     GATEWAY AMERICAN PROPERTIES CORPORATION

transferable only on the books of the Corporation by the holder hereof in person or duly authorized Attorney upon surrender of this certificate properly endorsed.

      IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed in facsimile by its duly authorized,officers and the facsimile Corporate Seal to be duly affixed hereto.


Dated:


/s/ Joel H. Farkas
    ------------------------
    SECRETARY


/s/ Harvey E. Deutsch
    ------------------------
    PRESIDENT


                         COUNTERSIGNED AND REGISTERED:
                   American Securities Transfer & Trust, Inc.
                                  P.O.Box 1596
                             Denver, Colorado 80201

By /s/
       -----------------------------------------------
       Transfer Agent & Registrar Authorized Signature

SEAL

                     GATEWAY AMERICAN PROPERTIES CORPORATION

                 TRANSFER FEE: $15.00 PER NEW CERTIFICATE ISSUED

    The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

  TEN COM -as tenants in common          UNIF GIFT MIN ACT- .....Custodian.....
  TEN ENT -as tenants by the entireties                     (Cust)       (Minor)
  JT TEN  -as joint tenants with right of          under Uniform Gifts to Minors
           survivorship and not as tenants         Act .........................
           in common                                          (State)

     Additional abbreviations may also be used though not in the above list.

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For Value Received,                        hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------


--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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------------------------------------------------------------------------- Shares
of   the   Common   Stock    represented     by    the    within    Certificate,
and       do       hereby      irrevocably      constitute      and      appoint

--------------------------------------------------------------- attorney-in-fact to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.


Dated --------------------------


                         -------------------------------------------------------

                         -------------------------------------------------------
                         NOTICE: THE   SIGNATURE(S)  TO   THIS  ASSIGNMENT  MUST
                                 CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.


Signature(s) Guaranteed:


-------------------------------------------------

The signature(s) must be guaranteed by an eligible guarantor institution (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions with membership in an approved signature guarantee Medallion Program), pursuant to S.E.C. Rule 17Ad-15.